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                                HOMEUSA, INC.
                          THREE RIVERWAY, SUITE 555
                             HOUSTON, TEXAS 77056
                               (713) 831-2200

        THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS OF HOMEUSA, INC.
                 SPECIAL MEETING OF STOCKHOLDERS, August 10, 1998

     The undersigned hereby acknowledges receipt of the Notice of Special Meeting and related Proxy Statement with respect to the Special Meeting of Stockholders of HomeUSA, Inc. (the "Meeting") to be held at the Omni Houston Hotel, Four Riverway, Houston, Texas 77056, on August 10, 1998 at 10:00 a.m., local time, and appoints Cary N. Vollintine and Michael F. Loy, and each of them (with full power to act without the other), the true and lawful agents and proxies of the undersigned, each having full power of substitution, to represent the undersigned and to vote, as designated below, all shares of HomeUSA Common Stock held of record by the undersigned on July 6, 1998, or which the undersigned would be entitled to vote if personally present at the Meeting or any adjournment thereof.

     THIS PROXY, WHEN PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED UNLESS REVOKED PRIOR TO THE VOTING THEREOF IN THE MANNER SPECIFIED IN THE PROXY STATEMENT. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE APPROVAL OF PROPOSAL (1).

                          (continued and to be signed and dated on reverse side)

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                           - FOLD AND DETACH HERE -


                           YOUR VOTE IS IMPORTANT!

                       YOU CAN VOTE IN ONE OF TWO WAYS:

1. CALL TOLL FREE 1-800-840-1208 ON A TOUCH TONE TELEPHONE AND FOLLOW THE INSTRUCTIONS ON THE REVERSE SIDE. THERE IS NO CHARGE TO YOU FOR THIS CALL.

                                     OR

2. MARK, SIGN AND DATE YOUR PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.

                                 PLEASE VOTE



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Please mark your votes as indicated in this example /X/

THE BOARD OF DIRECTORS OF HOMEUSA, INC. RECOMMENDS THAT YOU VOTE FOR PROPOSAL 1.

(1) PROPOSAL TO APPROVE AND ADOPT THE AGREEMENT AND PLAN OF MERGER DATED AS
    OF FEBRUARY 17, 1998 BY AND AMONG FLEETWOOD ENTERPRISES, INC., HUSA ACQUISITION COMPANY, AND HOMEUSA, INC. (THE "MERGER AGREEMENT") AND TO APPROVE THE MERGER OF HOMEUSA, INC. WITH AND INTO HUSA ACQUISITION COMPANY, A DELAWARE CORPORATION AND WHOLLY OWNED SUBSIDIARY OF FLEETWOOD ENTERPRISES, INC., PURSUANT TO THE TERMS AND CONDITIONS OF THE MERGER AGREEMENT.

             FOR / /           AGAINST / /         ABSTAIN / /

(2) In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting or any adjournment thereof.

Please date and sign below exactly as your name(s) appear hereon, and return this proxy promptly in the accompanying envelope. Joint owners should each sign personally. Corporate proxies should be signed in full corporate name by an authorized officer and attested. Partnership proxies should be signed in full partnership name by an authorized person. Persons signing in a fiduciary capacity should indicate such capacity.


                                         Dated:  ________________________, 1998

                                         ______________________________________
                                                      Signature

                                         ______________________________________
                                                      Signature


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                          - FOLD AND DETACH HERE -


                    -        VOTE BY TELEPHONE       -
                     QUICK - - - EASY - - - IMMEDIATE

Your telephone vote authorizes the named proxies to vote your shares in the same manner as if you marked, signed and returned your proxy card.

- You will be asked to enter a Control Number which is located in the box in the lower right hand corner of this form.

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OPTION 1: TO VOTE AS THE BOARD OF DIRECTORS RECOMMENDS ON THE PROPOSAL; PRESS 1
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              WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.
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OPTION 2: IF YOU CHOOSE TO VOTE ON EACH PROPOSAL SEPARATELY, PRESS 0. YOU
WILL HEAR THESE INSTRUCTIONS:
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Proposal 1: To vote FOR, press 1; To vote AGAINST, press 9; ABSTAIN, press 0.

              WHEN ASKED, PLEASE CONFIRM YOUR VOTE BY PRESSING 1.

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  IF YOU VOTE BY TELEPHONE, THERE IS NO NEED FOR YOU TO MAIL BACK YOUR PROXY
                           THANK YOU FOR VOTING
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    CALL - - TOLL FREE - - ON A TOUCH TONE TELEPHONE
             1-800-840-1208 - ANYTIME
       THERE IS NO CHARGE TO YOU FOR THIS CALL.